UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 0R 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
                          ----------------------------

        DATE OF REPORT (Date of earliest event reported): March 12, 2004

                           ---------------------------

                                 MONROE BANCORP
             (Exact Name of Registrant as Specified in its Charter)

                           --------------------------
          INDIANA                     000-31951                 35-1594017
State or other jurisdiction      (Commission File No.)        (IRS Employer
     of incorporation)                                     Identification No.)


                            210 East Kirkwood Avenue
                              Bloomington, IN 47408
          (Address of Principal Executive Offices, including Zip Code)

                                 (812) 336-0201
              (Registrant's Telephone Number, including Area Code)

Item 5.  Other Events and Regulation FD Disclosure.

         On March 11, 2004, Monroe Bancorp issued a press release declaring a quarterly dividend of $0.13 per share on the Company's Common Stock, payable March 31, 2004 to shareholders of record on March 18, 2004. On March 12, 2004, Monroe Bancorp issued a second press release correcting the record date to be March 8, 2004. Copies of the press releases are attached as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

         99.1     Monroe Bancorp press release, dated March 11, 2004

         99.2     Monroe Bancorp press release, dated March 12, 2004

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  March 12, 2004

                                               MONROE BANCORP



                                               /s/ Mark D. Bradford
                                               -----------------------------
                                               Mark D. Bradford
                                               President,Chief Executive Officer
                                               (Principal Executive Officer)

                                  EXHIBIT INDEX



Exhibit Number          Exhibit
--------------          -------

99.1                       Press Release, dated March 11, 2004

99.2                       Press Release, dated March 12, 2004